UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2006

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On July 19, 2006, the Board of Directors of the Registrant approved a supplemental indemnification agreement to be entered into with the directors and certain officers of Registrant.  The supplemental indemnification agreement relates to the advancement of expenses.  A copy of the form supplemental indemnification agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On July 19, 2006, the Human Resources Committee of the Board of Directors of the Registrant awarded varying amounts of stock appreciation rights, pursuant to a stock appreciation right award agreement, to the executive officers of the Registrant pursuant to the Registrant’s Amended and Restated 2004 Equity Incentive Award Plan.  A copy of the form stock appreciation right award agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2006, the Board of Directors of the Registrant approved an amendment and restatement of the Registrant’s bylaws.  The amended and restated bylaws:

•                  alter the time periods related to stockholder proposals and director nominations;

•                  add provisions regarding the use of an inspector of elections and related to stockholder conduct at stockholder meetings;

•                  add provisions permitting the use of electronic means to notify board members of upcoming meetings, permitting meetings and written consents by electronic means and communicating by electronic means with stockholders; and

•                  require the advancement of expenses to officers and directors in certain cases related to indemnification claims.

A copy of the amended and restated bylaws is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01         Other Events.

On July 20, 2006, the Registrant issued a press release announcing that its Board of Directors had decided to allow the Registrant’s stockholder rights plan to expire by its terms without renewal on October 5, 2006.  The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

On July 20, 2006, the Registrant issued a press release announcing that its Board of Directors had declared a cash dividend of $.40 per share for every issued and outstanding share of common stock, to be paid on August 23, 2006, to stockholders of record at the close of business on August 9, 2006.  The text of the press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed herewith:

3.1	Bylaws of Harrah’s Entertainment, Inc., amended as of July 19, 2006.
10.1	Form of Supplemental Indemnification Agreement.
10.2	Form of Stock Appreciation Right Award Agreement.
99.1	Text of press release, dated July 20, 2006, of the Registrant related to expiration of its stockholder rights plan.
99.2	Text of press release, dated July 20, 2006, of the Registrant related to the issuance of the quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: July 21, 2006	By:	/s/ Michael D. Cohen
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Document Description

3.1	Bylaws of Harrah’s Entertainment, Inc., amended as of July 19, 2006.
10.1	Form of Supplemental Indemnification Agreement.
10.2	Form of Stock Appreciation Right Award Agreement.
99.1	Text of press release, dated July 20, 2006, of the Registrant related to expiration of its stockholder rights plan.
99.2	Text of press release, dated July 20, 2006, of the Registrant related to the issuance of the quarterly dividend.